UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2006

UNIVERSAL CAPITAL MANAGEMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51132	20-1568059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Annand Drive, Suite 16, Wilmington, DE	19808
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(302) 998-8824

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
◘ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◘ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◘ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◘ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Registrant’s form of Stock Option Award Agreement to be used in connection with the grant of either nonqualified stock options or incentive stock options under the Registrant’s 2006 Equity Incentive Plan is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Number	Description of Document

10.1	Form of Stock Option Award Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Universal Capital Management, Inc. (Registrant)

May 15, 2006	By:	/s/ Joseph Drennan
	Name:	Joseph Drennan
	Title:	Chief Financial Officer

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